SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                               Amendment No. 1 to
                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 2, 1997

                         American Tax-Exempt Bond Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Delaware (Business Trust)
                            -------------------------
                 (State or other Jurisdiction of Incorporation)


         0-28340                                         13-7033312
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 2.  Acquisition or Disposition of Assets

High Pointe Apartments
----------------------

General


On September 2, 1997, the Trust purchased Redevelopment Authority of the County of Dauphin, Multifamily Housing Revenue Bonds (High Pointe Club Apartments Project) Series 1989 (as hereinafter referred to in this Form 8-K, (the "High Pointe Bonds") in an aggregate principal amount of $3,250,000. The High Pointe Bonds are secured by a first Mortgage and mortgage loan on High Pointe Apartments (the "Project" or "High Pointe") a development consisting of 240 apartment units in Harrisburg, Pennsylvania, pari passu with $8,900,000 Redevelopment Authority of the County of Dauphin, Multifamily Housing Revenue Bonds (Green Hill Project), Series 1986 (the "1986 Bonds"). The 1986 Bonds are owned by Summit Tax Exempt Bond Fund, L.P. which is managed by an affiliate of the Manager of the Trust. High Pointe is owned and operated by RHA INV., INC. an affiliate of the Manager (the "Borrower"). The Trust has obtained a fairness opinion in accordance with the Trust's requirements for transactions with affiliates from The Sturges Company, a long-established nationally recognized investment banking firm specializing in multifamily tax-exempt underwritings.

In making this acquisition, the Trust utilized $3,693,182 of its gross proceeds ("Gross Proceeds") from its public offering (including fees and expenses). The High Pointe Bonds were acquired from third party owners not affiliated with the Manager.

As required by the Trust Agreement, the Trust has received an MAI appraisal which indicates that the principal amount of the High Pointe Bonds is less than 85% of the appraised value of the Project. It should be recognized that appraised values are opinions and, as such, may not represent the true worth or realizable value of the property being appraised.

Payment Terms

The High Pointe Bonds currently meet the Trust's investment criteria and bear a fixed Current Interest rate of 9.0% per annum, payable monthly in arrears. The High Pointe Bonds have a current interest payment priority over the 1986 Bonds. The Trust has been informed that, as of the date hereof, the Borrower is current with respect to all payments of principal and interest on the High Pointe Bonds.

The High Pointe Bonds mature on June 1, 2006. The principal of the High Pointe Bonds will be payable upon maturity, sale or refinancing of the Project. The High Pointe Bonds will receive a $750,000 priority payment of principal prior to any payment of principal on the 1986 Bonds. Remaining principal on the High Pointe Bonds and principal and accrued interest on the 1986 Bonds will be paid pari passu, that is by an equal progression of payments after the payment of interest, other than interest accrued and upaid on the 1986 Bonds on June 6, 1989, and the $750,000 priority amount.

Management Agent

Related Management Company ("Related") is and is expected to continue to be the property manager for High Pointe for an annual fee equal to 5% of gross rental revenues. Related is affiliated with the Manager.


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Description of the Property

High Pointe consists of 240 apartment units contained in 30 garden-style buildings on approximately 29.5 acres. High Pointe was completed in 1988 and as of August 17, 1997 is 96.6% occupied.

Each apartment unit in High Pointe contains a walk-in closet, central air, thermal storm windows with screens, garbage disposals, dishwashers, microwaves and stacked combination washer/dryers. Some units feature ceiling fans and skylights. Project amenities include a swimming pool, tennis court, golf driving station, and car wash. There is also a full clubhouse with exercise room, sauna, and lockers.

Lease terms on the apartment units of High Pointe are for twelve months. The average rental income per square foot for the one-year period ending December 31, 1996 was $7.45. The type and number of apartment units together with their monthly rents are as follows:


                                               Contracted         Approximate
Number of Units          Type of Unit         Monthly Rent        Square Feet
---------------          ------------         ------------        -----------
       28                  1 BR/1 BA              $ 491               700
       28                  1 BR/1 BA              $ 531               760
       86                 1 BA/1.5 BA             $ 575               900
       16                  2 BR/2 BA              $ 605               850
       34                 2 BR/1.5 BA             $ 619               900
       48                 2 BR/2.5 BA             $ 704             1,100


Location & Market

High Point is located within Susquehanna Township, a suburb of the City of Harrisburg, with a population of 18,636. The Project's strategic location places it within convenient distance of ample amenities and within 3.5 miles of the Harrisburg Central Business District and the State Capital.

Competition

There are five properties, consisting of 4,078 units, that are in direct competition with the Project. The occupancy rates at the competing properties range from 95% to 100%.

Real Estate Taxes

Annual real estate taxes for 1996 (payable in 1997) are approximately $116,600.

Fees

In connection with the selection and acquisition of the High Pointe Bonds, the Manager did not receive any Mortgage Loan Placement Fees from the Borrower. However, the Manager received from the Trust (i) a Bond Selection Fee equal to 2.00% of the Gross Proceeds attributable to the investment ($73,863.64) and (ii) an Acquisition Expense Allowance equal to 1.00% of the Gross Proceeds attributable to the investment ($36,931.82).


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Rent Regulations

At least 20% of the units must be occupied by persons or families earning no more than 80% of the area's median gross income, adjusted for family size. There are no rent restrictions.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.



(a).     Financial Statements
         --------------------

         The following financial statements are included in compliance with Staff Accounting Bulletin Number 71/71a.










                           HIGH POINTE CLUB APARTMENTS

                      HISTORICAL SUMMARIES OF GROSS INCOME
                          AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                       AND

                          INDEPENDENT AUDITORS' REPORT


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                           HIGH POINTE CLUB APARTMENTS

       HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                TABLE OF CONTENTS



Independent Auditors' Report                                                   1

Historical Summaries of Gross Income and
   Direct Operating Expenses                                                   2

Notes to Historical Summaries of Gross Income and
   Direct Operating Expenses                                                   3


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                          INDEPENDENT AUDITORS' REPORT




TO THE STOCKHOLDERS OF RHA INV., INC.


           We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of HIGH POINTE CLUB APARTMENTS for each of the three years in the period ended December 31, 1996. These Historical Summaries are the responsibility of the Apartments' management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

           The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and are not intended to be a complete presentation of the Apartments' revenues and expenses.

           In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses described in Note 2 for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                         /s/ Friedman Alpren & Green



February 26, 1997


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                           HIGH POINTE CLUB APARTMENTS

       HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994




                                               1996         1995         1994
                                            ----------   ----------   ----------
Revenues
   Rentals                                  $1,683,751   $1,666,451   $1,599,521
   Miscellaneous income                         11,406        6,705        2,011
                                            ----------   ----------   ----------

                                             1,695,157    1,673,156    1,601,532
                                            ----------   ----------   ----------

Expenses
   Administrative and management               244,859      258,441      260,704
   Operating                                   273,041      247,913      250,136
   Repairs and maintenance                     207,774      216,686      207,731
   Real estate taxes and insurance             176,220      175,176      176,807
                                            ----------   ----------   ----------

                                               901,894      898,216      895,378
                                            ----------   ----------   ----------

           Excess of gross income over
              direct operating expenses     $  793,263   $  774,940   $  706,154
                                            ==========   ==========   ==========


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                           HIGH POINTE CLUB APARTMENTS

                NOTES TO HISTORICAL SUMMARIES OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994




1 - ORGANIZATION

          RHA Inv., Inc. was incorporated pursuant to the laws of the Commonwealth of Pennsylvania on October 12, 1988 to complete the development of, and own and operate High Pointe Club Apartments, a 240-unit garden apartment complex, in Harrisburg, Pennsylvania.


2 - BASIS OF PRESENTATION

          The accompanying Historical Summaries were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and are not intended to be a complete presentation of the Apartments' revenues and expenses. Accordingly, the Historical Summaries include the income and direct operating expenses of High Pointe Club Apartments, and exclude interest income, depreciation, amortization, interest expense and other financing charges. Also excluded is an insurance reimbursement received in 1994.


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(b).     Pro Forma Financial Information
         -------------------------------

         UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

         The following tables of unaudited pro forma consolidated data of the Trust have been prepared from the historical consolidated financial statements of the Trust, as adjusted to give effect to a significant acquisition (the purchase of tax-exempt First Mortgage Bonds, hereinafter referred to as the "Highpointe Bonds"). The accompanying pro forma balance sheet of the Trust has been prepared as if this investment had been consummated on June 30, 1997. The accompanying pro forma statements of income and other financial data for the year ended December 31, 1996 and the six months ended June 30, 1997 have been prepared as this investment as well as a previous investment on May 7, 1997 (hereinafter referred to as the "Lexington Trails Bonds") had been consummated as of January 1, 1996 and January 1, 1997 respectively. The unaudited pro forma financial data does not purport to be indicative of what the results of the Trust would have been had the transactions been completed on the dates assumed, nor is such financial data necessarily indicative of the results of operations of the Trust that may exist in the future. The unaudited pro forma financial data must be read in conjunction with the Notes therein and with the historical Consolidated Financial Statements and the related Notes of the Registrant.


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                   Pro Forma          Pro Forma
                                     Historical   Adjustments           Total
                                     ----------   ------------       -----------
Revenues:
     Interest Income:
         First Mortgage Bonds        $1,127,980       $441,000 (a)   $ 1,822,314
                                                       (12,388)(b)
                                                       292,500 (f)
                                                       (26,778)(g)
         Tax-Exempt Securities            2,054             --             2,054
         Marketable Securities          262,381       (147,000)(d)        42,256
                                                       (73,125)(i)
                                     ----------   ------------       -----------

         Total revenues               1,392,415        474,209         1,866,624
                                     ----------   ------------       -----------

Expenses:
    General and administrative           68,013             --            68,013
    General and administrative-
        related parties                 139,007             --           139,007
    Loan serving fees                    37,946         12,250 (c)        58,321
                                                         8,125 (h)
Amortization of organization costs       10,000             --            10,000
                                     ----------   ------------       -----------

         Total expenses                 254,966         20,375           275,341
                                     ----------   ------------       -----------

         Net income                  $1,137,449   $    453,834       $ 1,591,283
                                     ==========   ============       ===========

Allocation of Net Income:
     Shareholders                    $1,067,015   $    408,953       $ 1,475,968
     Manager                             10,778          4,131            14,909
     Special distributions to Manager    59,656         24,500 (e)       100,406
                                                        16,250 (j)
                                     ----------   ------------       -----------
     Net income                      $1,137,449   $    453,834       $ 1,591,283
                                     ==========   ============       ===========

     Net income per weighted
         average share-shareholders  $     0.89   $       0.34       $      1.23
                                     ==========   ============       ===========


     NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR
                        THE YEAR ENDED DECEMBER 31, 1996

(a) Represents interest income on the Lexington Trails Bonds for the period 1/1/96-12/31/96.
(b) Represents amortization of loan origination costs associated with the Lexington Trails Bonds for the period 1/1/96-12/31/96.
(c) Represents loan servicing fees for Lexington Trails Bonds for the period 1/1/96-12/31/96.
(d) Represents reduction in interest income resulting from the use of proceeds to purchase the Lexington Trails Bonds on 1/1/96.


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(e)   Represents the accrued special distribution to Manager associated with the
      Lexington Trails bonds for the period 1/1/96-12/31/96.
(f) Represents interest income on the Highpointe Bonds for the period 1/1/96-12/31/96.
(g) Represents amortization of loan origination costs associated with the Highpointe Bonds for the period 1/1/96-12/31/96.
(h) Represents loan servicing fees for the Highpointe Bonds for the period 1/1/96-12/31/96.
(i) Represents reduction in interest income resulting from the use of proceeds to purchase the Highpointe Bonds on 1/1/96.
(j) Represents the accrued special distribution to Manager associated with the Highpointe Bonds for the period 1/1/96-12/31/96.


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997


                                                   Pro Forma         Pro Forma
                                     Historical   Adjustments          Total
                                     ----------   ------------      -----------
Revenues:
     Interest Income:
         First Mortgage Bonds        $  744,181   $    147,000 (c)  $ 1,019,913
                                                        (4,129)(a)
                                                       146,250 (i)
                                                       (13,389)(g)
         Tax-Exempt Securities            3,277             --            3,277
         Marketable Securities          131,714        (49,000)(b)       33,964
                                                       (48,750)(h)
                                     ----------   ------------      -----------

         Total revenues                 879,172        177,982        1,057,154
                                     ----------   ------------      -----------

Expenses:
     General and administrative          37,141             --           37,141
     General and administrative-
         related parties                 66,808             --           66,808
     Loan serving fees                   21,217          4,063(d)        29,309
                                                         4,029(j)
 Amortization of organization costs       5,000             --            5,000
                                     ----------   ------------      -----------
         Total expenses                 130,166          8,092          138,258
                                     ----------   ------------      -----------
         Net income                  $  749,006   $    169,890      $   918,896
                                     ==========   ============      ===========

Allocation of Net Income:
     Shareholders                    $  702,349   $    152,062      $   854,411
     Manager                              7,094          1,536            8,630
     Special distributions to Manager    39,563          8,167(d)        55,855
                                                         8,125(j)
                                     ----------   ------------      -----------

     Net income                      $  749,006   $    169,890      $   918,896
                                     ==========   ============      ===========

     Net income per weighted
         average share-shareholders  $     0.48   $       0.10      $      0.58
                                     ==========   ============      ===========


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                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1997


                                                                       Pro Forma            Pro Forma
                                                        Historical    Adjustments             Total
                                                       -----------    -----------         -------------
ASSETS:

Investment in First Mortgage Bonds-
  at fair value                                        $21,166,640    $ 3,250,000  (e)    $  24,619,844
                                                                          203,204  (f)
Cash and cash equivalents                                  178,965             --               178,965
Marketable securities                                    4,600,000     (3,250,000) (e)        1,350,000
Deferred costs                                             203,204       (203,204) (f)                0
Organization costs (net of accumulated
  amortization of $22,500)                                  27,500             --                27,500
Accrued interest receivable                                154,016             --               154,016
                                                       -----------    -----------         -------------
Total assets                                           $26,330,325    $         0         $  26,330,325
                                                       ===========    ===========         =============

LIABILITES AND SHAREHOLDERS' EQUITY

Liabilities:
     Due to affiliates                                 $   384,854    $        --         $     384,854
     Accounts payable                                       16,652             --                16,652
                                                       -----------    -----------         -------------
Total Liabilities                                          401,506              0               401,506
                                                       -----------    -----------         -------------

Shareholders' equity:
     Beneficial owners' equity-manager                     (11,088)            --               (11,088)
     Beneficial owners' equity-shareholders
       (1,469,956 shares issued and outstanding)
                                                        25,910,165             --            25,910,165
     Treasury shares of beneficial
       interest (4,235 shares)                             (80,457)            --               (80,457)
     Net unrealized gain on First Mortgage
        Bonds                                              110,199             --               110,199
                                                       -----------    -----------         -------------

     Total shareholders' equity                         25,928,819              0            25,928,819
                                                       -----------    -----------         -------------

     Total liabilities and shareholders' equity        $26,330,325    $         0         $  26,330,325
                                                       ===========    ===========         =============


 NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR THE SIX
                      MONTHS ENDED AND AS OF JUNE 30, 1997

(a) Represents amortization of loan origination costs associated with the Lexington Trails Bonds for the period 1/1/97-5/07/97 (period before date of purchase).

(b) Represents reduction of interest income from 1/1/97 - 5/07/97 (period before date of purchase) resulting from the use of proceeds to purchase the Lexington Trails Bonds.

(c) Represents interest income on the Lexington Trails Bonds for the period 1/1/97 - 5/07/97 (period before date of purchase).


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(d)  Represents accrued loan servicing fees and accrued special distribution to
     Manager associated with Lexington Trails Bonds for the period 1/1/97-5/07/97 (period before date of purchase).

(e)   Represents the purchase of the Highpointe Bonds on 1/1/97.

(f) Represents the reclass of loan origination costs associated with the Highpointe Bonds.

(g) Represents amortization of loan origination costs associated with the Highpointe Bonds for the period 1/1/97-6/30/97.

(h) Represents reduction of interest income resulting from the use of proceeds to purchase the Highpointe Bonds on 1/1/97.

(i) Represents interest income on the Highpointe Bonds for the period 1/1/97 - 6/30/97.

(j) Represents accrued loan servicing fees and accrued special distribution to Manager associated with Highpointe Bonds for the period 1/1/97-6/30/97.



(c).  Exhibits
      --------

      10.1 Redevelopment Authority of the County of Dauphin Multifamily Housing Revenue Bond (High Pointe Club Apartments Project), Series 1989, in the principal amount of $3,250,000.00 dated September 2, 1997, previously filed with the 8-K filed on September 10, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  American Tax-Exempt Bond Trust
                                  (Registrant)



                                   BY: /s/ Stuart J. Boesky
                                       --------------------
                                       Stuart J. Boesky
                                       Executive Vice President and
November 7, 1997                       Chief Operating Officer


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